                                                                 EXHIBIT 99.B11
                                                                 Auditors
                                                                 Consents


             CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the references to our firm under the captions "The Fund's Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information in Post-Effective Amendment No. 21 to Registration Statement No. 33-16048 on Form N1-A of John Hancock Series, Inc.

We also consent to the use of our report dated December 15, 1995, with respect to the financial statements and financial highlights of John Hancock High Yield Tax-Free Fund, a series of John Hancock Series, Inc. included in this form N1-A.




                                                   /s/ERNST & YOUNG LLP

Boston, Massachusetts
February 23, 1996
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             CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the references to our firm under the captions "The Fund's Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information in Post-Effective Amendment No. 21 to Registration Statement No. 33-16048 on Form N1-A of John Hancock Series, Inc.

We also consent to the use of our report dated December 15, 1995, with respect to the financial statements and financial highlights of John Hancock Government Income Fund, a series of John Hancock Series, Inc. included in this form N1-A.





                                                   /s/ERNST & YOUNG LLP

Boston, Massachusetts
February 23, 1996

             CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the references to our firm under the captions "The Fund's Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information in Post-Effective Amendment No. 21 to Registration Statement No. 33-16048 on Form N1-A of John Hancock Series, Inc.

We also consent to the use of our report dated December 15, 1995, with respect to the financial statements and financial highlights of John Hancock Emerging Growth, a series of John Hancock Series, Inc. included in this form N1-A.




                                                   /s/ERNST & YOUNG LLP

Boston, Massachusetts
February 23, 1996

             CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the references to our firm under the captions "The Fund's Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information in Post-Effective Amendment No. 21 to Registration Statement No. 33-16048 on Form N1-A of John Hancock Series, Inc.

We also consent to the use of our report dated December 15, 1995, with respect to the financial statements and financial highlights of John Hancock Global Resources Fund, a series of John Hancock Series, Inc. included in this form N1-A.




                                                   /s/ERNST & YOUNG LLP

Boston, Massachusetts
February 23, 1996

             CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the references to our firm under the captions "The Fund's Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information in Post-Effective Amendment No. 21 to Registration Statement No. 33-16048 on Form N1-A of John Hancock Series, Inc.

We also consent to the use of our report dated December 15, 1995, with respect to the financial statements and financial highlights of John Hancock Money Market Fund, a series of John Hancock Series, Inc. included in this form N1-A.




                                                   /s/ERNST & YOUNG LLP

Boston, Massachusetts
February 23, 1996

             CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the references to our firm under the captions "The Fund's Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information in Post-Effective Amendment No. 21 to Registration Statement No. 33-16048 on Form N1-A of John Hancock Series, Inc.

We also consent to the use of our report dated December 15, 1995, with respect to the financial statements and financial highlights of John Hancock High Yield Bond Fund, a series of John Hancock Series, Inc. included in this form N1-A.




                                                   /s/ERNST & YOUNG LLP

Boston, Massachusetts
February 23, 1996